UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2011

BlackRock New York Municipal Bond Trust
(Exact Name of Registrant as Specified in Charter)

DELAWARE	811-21037	38-3645605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 810-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

On February 4, 2011, BlackRock New York Municipal Bond Trust (the "Fund") announced that the 2011 Annual Meeting of Shareholders (the "Annual Meeting") has been scheduled for July 28, 2011. A copy of the Fund's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Fund's Board of Directors has determined that proposals to be considered for inclusion in the Fund's proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at its principal executive offices on or before February 28, 2011. In addition, in order for stockholder nominations of directors or stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) of the Exchange Act, such nominations or proposals must be received by the Fund at its principal executive offices on or before February 14, 2011. Proposals should be directed to the attention of the Corporate Secretary, BlackRock New York Municipal Bond Trust, 55 East 52nd Street, New York, New York, 10055.

Section 9 – Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	BlackRock New York Municipal Bond Trust press release, dated February 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2011

BlackRock New York Municipal Bond Trust

By:	/ s/ Janey Ahn
Name:	Janey Ahn
Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Exhibit
99.1	BlackRock New York Municipal Bond Trust press release, dated February 4, 2011.